                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT



         PURSUANT TO SECTION 13 or 15(D) OF THE SECURITIES EXCHANGE ACT



                                 March 14, 2000
                            -------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                                    PSA, INC.
                                    ---------
             (Exact name of Registrant as specified in its charter)

                            9800 Sepulveda Boulevard
                                    Suite 810
                          Los Angeles, California 90045
                    (Address of principal executive offices)

                                 (310) 258-0500
                         (Registrant's telephone number)
                              (310) 258-0509 (Fax)




               Nevada                   0-29627                  33-0630397
-------------------------------         -------                ---------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

ITEM  2.   ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of New Business
---------------------------

On March 14, 2000, PSA, Inc. (the "Company" or "PSA"), completed the acquisition of 100% of the issued and outstanding stock of Royal International Tours, Inc. ("Royal"), a travel tour operator, specializing in tours for Europeans visitors to the United States. Royal's office is located in Los Angeles, California.

Pursuant to the terms of the Acquisition Agreement, the former shareholders of Royal received the following consideration:

       78,370 shares of restricted PSA common stock and cash of $350,000.

PSA's Reasons for Acquisition
-----------------------------

Through PSA Internet, Inc., one of PSA's majority-owned subsidiaries, the Company plans to build a comprehensive Internet portal located at http://www.pasazz.com to provide a full range of on-line traveling services. The acquisition of Royal is pursuant to this growth plan.

Disposition of Assets
---------------------

On March 14, 2000, PSA completed the sale of 100% of the issued and outstanding stock of Pacific States Airline Services, Inc. ("PSAS"), a wholly-owned subsidiary of PSA. PSAS is an airport/airline services company providing skycap services at various airports in the United States. The purchaser of PSAS was John D. Williams, a member of the board of directors of PSA.

Pursuant to the terms of the agreement, PSA is entitled to receive the following:

$425,000 to be paid in seventeen (17) equal quarterly installments of $25,000, each commencing with and contingent on net profits of PSAS for each subsequent quarter exceeding $25,000. There is no assurance that the Company will receive any of these payments, since they are contingent on PSAS becoming profitable. PSAS has incurred operating losses, since the Company acquired it in 1988.

In addition, PSA shall provide funding to PSAS in an amount sufficient to meet PSAS' obligations through April 30, 2000. Such funds advanced by PSA shall be reimbursed to PSA as supplemental payments subsequent to the payment of the $425,000 and based on the same contingent payment formula.

PSA's Reasons for Sale
----------------------

The operations conducted by PSAS had experienced a loss of revenues and increased operating losses over the last two years. Further, the sale will enable PSA management to concentrate on its proposed on-line travel services business.

ITEM 7.   FINANCIAL STATEMENTS

The financial statements required by this item will be filed no later than May 14, 2000.

EXHIBITS
--------

2.1 Acquisition Agreement dated March 6, 2000 for purchase of stock of Royal International Tours, Inc.

2.2   Acquisition Agreement dated March 10, 2000 for sale of PSAS.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PSA, Inc.



                                         By: /s/ David E. Walsh
                                             President, Chief Executive Officer


Dated: March 23, 2000

                              ACQUISITION AGREEMENT

This Acquisition Agreement (the "Agreement") is entered into as of March 6, 2000, by and between Royal International Tours, Inc., a California Corporation and Richard Sondheim, sole shareholder of Royal International Tours, Inc. (hereinafter collectively referred to as "RIT"), and PSA, Inc., a Nevada corporation ("PSA"). For good and valuable consideration, the receipt and adequacy of which the parties acknowledge, RIT and PSA mutually agree as follows:

RECITAL. This Agreement is made with reference to the following recital of essential facts:

1.1 RIT desires to sell, pursuant to this Agreement, all of its issued and outstanding shares to PSA.

1.2 PSA desires to buy, pursuant to this Agreement, 200 shares of the issued and outstanding common stock of RIT (the "Shares"), after which, PSA shall own 100% of the issued and outstanding shares of RIT.

SALE AND STOCK. Subject to the terms and conditions hereof, RIT shall sell to PSA, and PSA shall purchase the Shares from RIT.

THE CLOSING OF THE TRANSACTION.  On or before March 10, 2000 (the "Closing"):

RIT shall: (a) transfer to PSA the stock certificate for 200 shares of RIT, and
(b) deliver a copy of the resolution of its board of directors approving the transaction, attached hereto as Exhibit "A."

PSA shall: (a) deliver to RIT the requisite documents necessary to consummate the provisions of Section 4 below, and (b) a copy of the resolution of its board of directors approving the transaction attached hereto as Exhibit "B," and by this reference made a part hereof.

TRANSACTION CONSIDERATION. The shares shall be acquired by PSA from RIT in exchange for:

4.1 Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00); and

4.2 Seventy Eight Thousand Three Hundred Seventy (78,370.00) shares of PSA Common Stock issued pursuant to Rule 506 of Regulation D promulgated under
Section 4 (2) of Act of 1933, as amended. All certificates shall be issued to Mr. Richard Sondheim, and/or his designee(s), and shall bear a restrictive transfer legend.

5. REPRESENTATIONS AND WARRANTIES OF RIT. RIT represents and warrants to PSA as follows:

5.1 RIT is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. RIT has all requisite power and authority, corporate and otherwise, to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. RIT has not taken any action, adopted any plan, or made any agreement in respect of any merger, consolidation, sale of all or substantially all of its assets, reorganization, recapitalization, dissolution, or liquidation. RIT has all requisite legal or corporate power and authority to execute and deliver this Agreement and perform its obligations under the terms of this Agreement. Delivery of RIT Shares will transfer to PSA good and marketable title to RIT Shares, free and clear of any liens. RIT is not in violation of its Certificate of Incorporation or Bylaws, or in any material respect in violation of any term or provision of any material agreement to which it is a party. Neither the execution, delivery, nor performance of this Agreement have resulted or will result in, any violation of, or conflict with, or constitute a default under any of the foregoing corporate documents or agreements.

RIT has made and kept books and records and accounts, which, in reasonable detail, accurately and fairly reflect its business activities. RIT has not engaged in any transaction, maintained any bank account, or used any corporate funds except for transactions, bank accounts, and funds which have been and are reflected in its books and records.

5.2 The authorized capital stock of RIT is 200 shares of Common Stock of which 200 shares are issued and outstanding. The RIT outstanding shares are owned of record and beneficially, free and clear of all liens, by Richard Sondheim. The RIT Shares have been duly authorized and validly issued and are fully paid and nonassessable and free of all preemptive and similar rights and other liens. There are no options, warrants, convertible securities, or other rights outstanding, or agreements existing, that obligates RIT to issue or sell any capital stock or other security of or equity interest in RIT.

5.3 RIT has no subsidiaries, and, other than accounts receivable and accounts payable existing in the ordinary course of its business, RIT owns no securities of, has no investment in, is not a creditor of, nor is owed any debt or obligation of any kind, by any person, except as disclosed and provided to PSA in written form.

5.4 RIT Financial Statements for the period ending September 30, 1999 and for the prior three (3) years were prepared from the books and records of RIT and fairly represent RIT's financial condition and the results of its operations as of their respective dates and for the periods then ended. Except for those liabilities specifically reflected or reserved against in RIT Financial Statements or otherwise disclosed, RIT does not have any direct or indirect indebtedness, liabilities, claims, losses, damages, deficiencies, obligations or responsibilities, known or unknown, liquidated or unliquidated, accrued, absolute, contingent, or otherwise.

5.5 RIT has, within the times and in the manner prescribed by law, filed all required tax returns, reports or similar statements required to be filed with respect to any taxes including any information return, claim for refund, amended return or declaration of estimated tax, and has paid or provided for all taxes shown thereon to be due and owing by it, and has paid all deficiencies or other assessments of taxes, interest or penalties owed by it. RIT has delivered to PSA true and correct copies of all federal, state and local income Tax Returns of RIT for the last three (3) complete fiscal years. RIT is not a party to any tax sharing agreement.

5.6 RIT is not in violation of any law or regulation or under any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction which would have a material adverse effect. RIT has conducted and is conducting its business in substantial compliance with the requirements, standards, criteria and conditions set forth in applicable federal, state and local statutes, ordinances, permits, licenses, orders, approvals, variances, rules, regulations, judgments and decrees and is not in violation of any of the foregoing which might have a material adverse effect on the business or assets of RIT.

5.7 There are no claims, actions, suits, governmental investigation, arbitration, legal, administrative or other proceeding of any nature, pending or, to the knowledge of RIT threatened against or affecting RIT or its operations, properties, assets, financial condition or prospects at law or in equity, domestic or foreign criminal or civil, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over RIT and no notice of any claim, action, suit or proceeding, whether pending or threatened, has been received. There are no judgments, orders, injunctions, decrees, stipulations or awards against RIT.

5.8 RIT owns no real property. RIT has good and marketable title to each item of personal property, owned by it free and clear of all liens. Each item of tangible personal property is in good operating condition and repair, usable in the ordinary course of business.

5.9 RIT is the true and lawful owner of, or is licensed or otherwise possesses legally enforceable rights to use, the registered and unregistered United States or foreign trademarks, service marks, trade names, patents and copyrights if any, now held by RIT. RIT has no obligation to compensate any person for the use of any of its intellectual property nor has RIT granted to any person any license, option or other rights to use in any manner any intellectual property, whether requiring the payment of royalties or not.

5.10 RIT has provided PSA with a list or copies of all agreements, commitments, or instruments binding RIT, including all client contracts, employment agreements, real and personal property leases. Each agreement to which RIT is a party is the valid and binding obligation of the other contracting party, enforceable in all material respects in accordance with its terms against the other contracting party and is in full force and effect. No other contracting party to any such agreement is now in material breach thereof, and there is not now, nor has there been in the 12-month period prior to the date hereof, any material disputes between either RIT and any other party.

5.11 RIT has provided PSA with a list or copies of every employment agreement, commission agreement, employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, or severance plan now in effect or any understanding between RIT and any employee concerning the terms of such employment. RIT has delivered to PSA copies of any RIT employee handbook or policy statement, and complete and correct information concerning RIT's employees. All employees of RIT are employees at will and are subject to immediate termination. As of the date of this Agreement, no employee of RIT has submitted a notice to terminate employment. RIT is not a party to any collective bargaining agreement or has any material labor relations problems.

5.12 RIT has provided PSA with a list of its current suppliers or vendors stating the amount of business done with each during the prior three (3) years. RIT has good commercial working relationships with its vendors and suppliers, and none have canceled or otherwise terminated its relationship with RIT or decreased or limited materially its business done with RIT.

5.13 Copies of RIT insurance policies, which identifies the carrier and states the nature of covered risk, amounts of premiums, deductibles, and limits, and whether the policy is claims or occurrence based, as currently in effect, have been provided to PSA.

5.14 A list of RIT clients, together with related billing information, has been provided to PSA. RIT has not been notified that any of RIT's clients intend to or will reduce its billings or terminate its relationship with RIT as a result of ordinary business conditions or arising out of this Agreement.

5.15 No representation or warranty made by RIT herein, or in any agreement, list, or document delivered pursuant to this Agreement contains any misstatement of any material fact or omits to state, any material fact necessary to make any material statement made herein not misleading.

5.16 RIT and its independent counsel have been offered every opportunity to ask any questions and make any inquiry with respect to PSA and this Agreement. RIT has not relied in any manner on any representations or other written or oral materials furnished to it by PSA. RIT is fully aware that this transaction is being executed upon and within the representations, warranties and agreements as set forth in this Agreement.

6. REPRESENTATIONS AND WARRANTIES OF PSA. PSA hereby represents and warrants to RIT as follows:

6.1 PSA is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. PSA has all requisite legal or corporate power and authority to execute and deliver this Agreement and perform its obligations under the terms of this Agreement.

6.2.1 Except for the foregoing, PSA makes no representations and warranties to RIT beyond terms and conditions contained in this agreement.

BROKERAGE FEES. To the extent that RIT has incurred, and will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby, PSA agrees to reimburse RIT, with respect to any claim by any broker, agent, or finder claiming to have acted on behalf of RIT regarding this transaction, an amount not to exceed 2% of the transaction consideration as defined in Section 4 above. Such reimbursement shall be made within thirty (30) days after said claim is satisfied by RIT.

GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

FURTHER ASSURANCES. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to consummate the transaction effectuate this Agreement.

VENUE AND JURISDICTION. For purposes of venue and jurisdiction, this Agreement shall be deemed made, and to be performed, in the City of Los Angeles, California.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

TIME OF ESSENCE. Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

ATTORNEY'S FEES. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by one party against the other party to enforce, interpret or otherwise obtain relief in connection with this Agreement, the prevailing party in such Proceeding shall be entitled to recover from the other party all costs, expenses, and attorney's fees relating to or arising out of such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and attorney's fees.

14. MODIFICATION. This Agreement may be modified only in writing executed by the parties to this Agreement.

PRIOR UNDERSTANDINGS. This Agreement contains the entire agreement between the parties to this Agreement and is the final expression of such parties' agreement with respect to the terms included in this Agreement. This Agreement supersedes all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to the transaction contemplated herein which precede or accompany the execution of this Agreement.

PARTIAL INVALIDITY. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

NOTICES. All notices or other communications required or permitted to be given to a party to this Note shall be in writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by an overnight express courier service that provides written confirmation of delivery, to such party at the following respective address:


"PSA"    "RIT"

PSA, Inc.   Royal International Tours, Inc.
            David E. Walsh                    Mr. Richard Sondheim
            9800 S. Sepulveda, Suite 810      9800 S. Sepulveda Blvd., Suite 310
            Los Angeles, CA 90045             Los Angeles, CA 90045


Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Section, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Section. Any party to this Agreement may give a notice of a change of its address to the party to this Agreement.

HEADINGS. The headings of the Section of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.





                           [SIGNATURE PAGE TO FOLLOW]

                 Agreed and Accepted this 09 day of March, 2000.


         "RIT"
         Royal International Tours, Inc.:


         /s/ Richard Sondheim
         --------------------------------------
         Richard Sondheim
         President
         Royal International Tours, Inc.







         "PSA"
         PSA, Inc.:


         /s/ David E. Walsh
         -------------------------------------
         David E. Walsh
         Chairman/CEO
         PSA, Inc.

                              ACQUISITION AGREEMENT

This Acquisition Agreement (the "Agreement") is entered into as of March 10, 2000, by and between John D. Williams, an individual ("Mr. Williams"), and PSA, Inc., a Nevada corporation ("PSA"). For good and valuable consideration, the receipt and adequacy of which the parties acknowledge, Mr. Williams and PSA mutually agree as follows:

RECITAL. This Agreement is made with reference to the following recital of essential facts:

         PSA is the owner of 100% of the 225,000 issued and outstanding shares of Pacific States Airline Services, Inc., a California corporation ("PSAS").

         PSA desires to sell to Mr. Williams, pursuant to this Agreement, 225,000 shares of the issued and outstanding common stock of PSAS (the "Shares"), after which, Mr. Williams shall own 100% of the issued and outstanding shares of PSAS.

SALE AND STOCK. Subject to the terms and conditions hereof, PSA shall sell to Mr. Williams, and Mr. Williams shall purchase the Shares from PSA.

THE CLOSING OF THE TRANSACTION. On or before March 14, 2000, PSA shall (a) transfer to Mr. Williams the stock certificate for 225,000 shares of PSAS, and (b) deliver a copy of the resolution of its board of directors approving the transaction, attached hereto as Exhibit "A."

TRANSACTION CONSIDERATION.

         4.3 The shares shall be acquired by Mr. Williams from PSA in exchange for Four Hundred Twenty Five Thousand Dollars ($425,000.00) to be paid in seventeen (17) equal installments of Twenty Five Thousand Dollars ($25,000.00) each commencing with the first recorded and reported net profits of PSAS and continuing thereafter at the end of each calendar quarter wherein a net profit in excess of $25,000.00 is recorded and reported.

         4.4 In the event that the operating revenues of PSAS are insufficient to meet its obligations, PSA shall provide to Mr. Williams funding of PSAS operating requirements in an amount sufficient to meet its obligations through April 31, 2000. Such funds advanced by PSA to Mr. Williams shall be reimbursed to PSA as supplemental payments subsequent to the schedule and under the same terms as defined Paragraph 4.1 above.

REPRESENTATIONS AND WARRANTIES OF MR. WILLIAMS. Mr. Williams represents and warrants that:

         5.1 He is relying on his own business and financial knowledge and experience in making a decision to acquire PSAS and he has such knowledge and experience in business and financial matters as shall enable him to evaluate the merits and risks of the transaction.

         5.2 He is aware of the restrictions on transfer of the PSAS shares and that such shares shall at no times be freely transferable or be assignable other than to a person or entity accepting similar restrictions on transferability. Mr. Williams is fully aware of the restrictions on resale of the shares under this Agreement and the Securities Act of 1933, as amended (the "1933 Act"); in particular, he is aware that the shares shall not be registered under the 1933 Act in connection with this transaction and shall not at any time be freely salable, and that any sale of the shares may have significant adverse tax consequences. Mr. Williams shall not, in any event, sell, transfer, assign or encumber the shares, unless, in the opinion of Mr. Williams' counsel, such PSAS shares may be legally sold or distributed without registration under the 1933 Act, and/or registration and/or qualification under then applicable state and/or Federal statutes, or such shares have been so registered and/or qualified and an appropriate prospectus shall then be in effect.

         5.3 He has no reason to anticipate any change in personal circumstances, financial or otherwise, which should cause him to sell or distribute or necessitate or require any sale or distribution of the PSAS shares. Mr. Williams (a) has adequate means of providing for his current needs and possible personal contingencies, (b) has no need for liquidity in this investment,
              (c) is able to bear the substantial economic risks of an investment in the shares for an indefinite period, and (d) at the present time, could afford a complete loss of such investment. Mr. Williams' acquisition of the PSAS shares is made as a principal for his sole account for investment purposes only and not with a view toward the distribution of any portion of the PSAS shares and that under no circumstances shall he sell, transfer, assign or encumber any portion of the PSAS shares except in compliance with the provisions of this Agreement and applicable securities and other laws.

         5.4 Mr. Williams and his independent counsel have been offered every opportunity to ask any questions and make any inquiry with respect to the PSAS shares and the PSAS acquisition transaction.

         5.5 He has not relied in any manner on any representations, financial projections, or other written or oral materials furnished to him by PSA.

         5.6 He is fully aware that the PSAS shares are being exchanged upon and within the representations, warranties and agreements as set forth in this Agreement.

REPRESENTATIONS AND WARRANTIES OF PSA. PSA hereby represents and warrants to
     Mr. Williams, that the 225,000 shares of issued and outstanding common stock of PSAS are owned by PSA and, except for the foregoing, PSA is not making any representations and warranties to Mr. Williams beyond terms and conditions of those contained in this agreement.

GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

FURTHER ASSURANCES. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to consummate the transaction effectuate this Agreement.

VENUE AND JURISDICTION. For purposes of venue and jurisdiction, this Agreement shall be deemed made, and to be performed, in the City of Los Angeles, California.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

TIME OF ESSENCE. Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

ATTORNEY'S FEES. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi- judicial relief in connection with this Agreement, the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and actual attorney's fees relating to or arising out of
     (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.

MODIFICATION. This Agreement may be modified only by a contract in writing executed by the party(ies) to this Agreement against whom enforcement of such modification is sought.

PRIOR UNDERSTANDINGS. This Agreement contains the entire agreement between the parties to this Agreement with respect to the subject matter of this Agreement, is intended as a final expression of such parties' agreement with respect to such terms as are included in this Agreement, is intended as a complete and exclusive statement of the terms of such agreement, and supersedes all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of this Agreement.

PARTIAL INVALIDITY. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

NOTICES. All notices or other communications required or permitted to be given to a party to this Note shall be in writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by an overnight express courier service that provides written confirmation of delivery, to such party at the following respective address:


         PSA                             David E. Walsh
                                         PSA, Inc.
                                         9800 S. Sepulveda
                                         Los Angeles, California 90045

         Mr. Williams                    Mr. John D. Williams
                                         9800 S. Sepulveda Blvd., Suite 310
                                         Los Angeles, CA 90045

Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph Any party to this Note may give a notice of a change of its address to the party to this Note.

HEADINGS. The headings of the Paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.







APPROVALS BY THIRD PARTIES. The exchange transaction of the Shares contemplated by this Agreement is contingent upon the approval of such transaction by the California Department of Corporations.

                Agreed and Accepted this 10th day of March, 2000

           Mr. Williams:                     /s/ John D. Williams
                                             ------------------------------
                                                 John D. Williams




           PSA:                              /s/ David E. Walsh
                                             ------------------------------
                                                  David E. Walsh
                                                  CEO
                                                  PSA, Inc.